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Davis Real Estate Portfolio A Portfolio of Davis Variable Account Fund, Inc. Ticker: QDRPAX

SUMMARY PROSPECTUS	May 2, 2011

Before you invest, you may want to review Davis Real Estate Portfolio’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund at no cost online at http://davisfunds.com/applications_and_prospectuses/ or by calling 1-800-279-0279. The current statutory prospectus and statement of additional information, dated May 2, 2011, and the most recent shareholder report are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Davis Real Estate Portfolio’s investment objective is total return through a combination of growth and income.

Fees and Expenses of Davis Real Estate Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of Davis Real Estate Portfolio. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%

Distribution and/or service (12b-1) Fees	0.00%

Other Expenses	0.26%

Less Fee Waiver or Expense Reimbursement	0.00%

Total Annual Operating Expenses(1)	0.81%

(1)	The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses at 1.00% until May 1, 2012; after that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to May 1, 2012, without the consent of the board of directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Davis Real Estate Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the Fund operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your
shares in:	1 Year	3 Years	5 Years	10 Years

Davis Real Estate Portfolio	$83	$259	$450	$1,002

Portfolio Turnover

Davis Real Estate Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the Fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund will primarily invest in equity securities (typically common stocks, but may also include preferred stocks, convertible bonds, and other forms of equity securities). While the Fund invests primarily in U.S. companies, it has the flexibility to also invest in foreign securities.

A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate Portfolio’s real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors’ funds to make real estate-related investments, such

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as buying interests in income-producing property or making loans to real estate developers.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in Davis Real Estate Portfolio

You may lose money by investing in Davis Real Estate Portfolio. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:

Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock are generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

Concentrated Portfolio risk. The Fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector.

Real Estate Portfolio risk. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including declines in property values, increases in property taxes, operating expenses, interest rates or competition, overbuilding, changes in zoning laws, or losses from casualty or condemnation.

Focused Portfolio risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio.

Under $10 Billion Market Capitalization risk. Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Variable Current Income. The income which the Fund pays to investors is not stable.

Headline risk. The Fund may make investments when a company becomes the center of controversy after receiving adverse media attention. While Davis Advisors researches companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investment Results

The following information provides some indication of the risks of investing in Davis Real Estate Portfolio by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Fund for the periods indicated with those of the S&P 500® Index and the Wilshire U.S. Real Estate Securities Index. The Wilshire U.S. Real Estate Securities Index is a measure of the performance of publicly traded real estate securities. Updated information on the Fund’s results can be obtained by visiting davisfunds.com or by calling 1-800-279-0279.

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Davis Real Estate Portfolio
Calendar Year Total Return

Highest/Lowest quarterly results during this time period were:
Highest  32.44% for the quarter ended June 30, 2009
Lowest  (42.39%) for the quarter ended December 31, 2008

Total return for the three months ended March 31, 2011 (not annualized) was 7.48%.

Davis Real Estate Portfolio Average Annual Total
Returns for the periods ended December 31, 2010

	Past 1 Year	Past 5 Years	Past 10 Years

Davis Real Estate Portfolio	19.70%	(1.01%)	8.16%

Wilshire U.S. Real Estate Securities Index	29.12%	2.32%	10.34%

S&P 500® Index	15.06%	2.29%	1.41%

Davis Real Estate Portfolio Yield for the period ended December 31, 2010

30-Day SEC Yield	1.53%

Management

Investment Adviser

Davis Selected Advisers, L.P. serves Davis Real Estate Portfolio’s investment adviser.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers

Portfolio Managers
Fund Title (if applicable)	Primary Title with Investment
Experience with this Fund	Adviser or Sub-Adviser

Andrew Davis Since July 1999	President and Vice President, Davis Selected Advisers, L.P.

Chandler Spears Since May 2003	Vice President, Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Requests are duly processed at the net asset value next calculated after your order is received in good order by the Fund or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax Information

Because an investment in Davis Real Estate Portfolio may only be made through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Fund will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Investors should look to the Contract Prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

Davis Real Estate Portfolio and its distributor or its affiliates may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Fund as an underlying investment option in a variable contract. Ask your financial advisor for more information.

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Davis Advisors 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 800-279-0279 davisfunds.com